SUPPLEMENT DATED FEBRUARY 21, 2008

TO PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR AND NEW YORK KEYPORT ADVISOR CHARTER

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective May 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

Alger American Small Capitalization Portfolio	Alger American SmallCap Growth Portfolio

Please retain this supplement with your prospectus for future reference.

Keyport(NY) Alger 2/08